Exhibit 10.10

SEPARATION AGREEMENT AND RELEASE

This Separation Agreement and Release (the “Agreement”), dated as of November 30, 2005, is entered into by Kevin J. Corcoran (“Mr. Corcoran”) and Pregis Holding I Corporation, a Delaware corporation (“Holdings I”), its wholly owned subsidiaries, Pregis Holding II Corporation, a Delaware corporation (“Holdings II”), Pregis Corporation, a Delaware Corporation (the “Company”), Pregis Innovative Packaging Inc. (f/k/a Pactiv Protective Packaging Inc.), a Delaware corporation (“Pregis Packaging”), Pregis Management Corporation, a Delaware corporation (“Pregis Management”), and Hexacomb Corporation, an Illinois corporation (“Hexacomb” and together with Holdings I, Holdings II, the Company, Pregis Packaging, and Pregis Management, the “Companies”).

WHEREAS, Mr. Corcoran is or was employed by the Companies; and

WHEREAS, as a condition precedent and a material inducement for the Companies to provide to Mr. Corcoran the Separation Benefits and to pay the Retention Bonus (as such terms are defined herein), Mr. Corcoran has agreed to execute this Agreement and the Noncompetition Agreement, dated as of November 30, 2005, between Holdings I and Mr. Corcoran (the “Noncompetition Agreement”), and be bound by the provisions herein and therein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for the monetary and other consideration set forth below, the parties agree as follows:

1. Mr. Corcoran’s employment with the Companies will terminate upon the earlier to occur of (a) the Companies’ hiring and training Mr. Corcoran’s successor, as determined in good faith by the Companies, or (b) such date as the Companies and Mr. Corcoran mutually agree (such date, the “Separation Date”). The parties agree that effective upon the Separation Date, Mr. Corcoran will resign from any position or office with or in the Companies. Mr. Corcoran acknowledges that he will have no right to further employment with the Companies after the Separation Date. In consideration for acceptance of the terms contained in the Noncompetition Agreement and this Agreement, the Company shall (A) pay to Mr. Corcoran an amount equal to his annual base salary as of the day immediately preceding the Separation Date, paid in substantially equal installments in accordance with the Companies’ normal payroll procedures over the twelve (12) month period immediately following the effectiveness of the general release of claims (such twelve month period, the “Severance Payment Period”) substantially in the form attached hereto as Exhibit A (the “General Release”), (B) pay to Mr. Corcoran an annual performance bonus for 2005 on the same terms that it would have been paid had his employment not been terminated pursuant to this Agreement, payable at such time as bonuses are paid to members of senior management generally, (C) pay to Mr. Corcoran a pro rata bonus for 2006 in an amount equal to 50% of Mr. Corcoran’s annual base salary as of the day immediately preceding the Separation Date multiplied by a fraction, the numerator of which is the number of days between January 1, 2006 and the Separation Date and the denominator of which is 365, payable as soon as practicable following the Separation Date, (D) reimburse Mr. Corcoran for outplacement assistance expenses in an amount not to exceed $12,000 upon Mr. Corcoran’s presentation of documentation reasonably satisfactory to the Companies, (E) permit

Mr. Corcoran to participate in the Companies’ medical, dental, prescription drug, life and disability insurance programs during the Severance Payment Period at the same cost and on the same terms as employees of the Companies generally, and (F) commencing on January 1, 2006 and continuing until the Separation Date, pay to Mr. Corcoran on a monthly basis one-twelfth of his annual perquisite allowance in accordance with past practice ((A) through (F), collectively, the “Separation Benefits”); provided however, that the Companies’ obligation to provide the Separation Benefits and pay the Retention Bonus (as defined below) shall be conditioned upon: (x) Mr. Corcoran’s execution of the Noncompetition Agreement and his continued compliance with his obligations under this Agreement and the Noncompetition Agreement and (y) Mr. Corcoran’s execution on the Separation Date, delivery on the Separation Date and non-revocation of the General Release.

2. In consideration of Mr. Corcoran’s agreeing to continue his employment with the Companies from the period beginning on the date hereof and ending on the Separation Date, the Companies will continue to pay to Mr. Corcoran his current base salary through the Separation Date and make a one-time payment as soon as practicable following the Separation Date of an amount equal to the product of (i) 50% of his monthly base salary as of the day immediately preceding the Separation Date and (ii) the number of months, commencing December 1, 2005, through the Separation Date, including a pro-rata amount for the month in which the Separation Date occurs (the “Retention Bonus”), if, in the Company’s good faith judgment Mr. Corcoran has satisfactorily and in a professional manner performed his objectives marked under his name in Exhibit B attached hereto.

3. The Separation Benefits and Retention Bonus shall be subject to any and all applicable withholding taxes or other amounts required by law to be withheld.

4. In consideration of the Separation Benefits and Retention Bonus, Mr. Corcoran releases and forever discharges the Companies, its and their stockholders, subsidiaries, directors, officers and employees, and any affiliates, agents, representatives, successors, and assigns of any of the foregoing, and directors and officers of the foregoing (collectively referred to as the “Releasees”), from any and all obligations, liabilities, damages, costs, claims, complaints, charges, or causes of action in law or equity that Mr. Corcoran or his heirs, administrators, successors, or assigns may now have or may ever have against any Releasee, whether accrued, absolute, contingent, unliquidated or otherwise, and whether known or unknown on the date hereof, which have or may have arisen out of any act or omission occurring, or state of facts existing, on or prior to the date of execution of this Agreement (collectively “Claims”), including but not limited to (a) Claims in any way related to Mr. Corcoran’s employment with the Companies or the termination of that employment and (b) Claims based on federal, state, or local law or regulation or the common law, including but not limited to Claims in any way related to Title VII of the Civil Rights Act of 1964, the Illinois Human Rights Act, the Equal Pay Act, the Fair Labor Standards Act, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974, as amended, the Age Discrimination in Employment Act, all applicable state and local labor and employment laws (including all laws concerning discrimination, unlawful and unfair labor and employment practices), breach of contract, wrongful discharge, defamation or intentional infliction of emotional distress (the “Release”).

5. The Release is for any relief, no matter how denominated, including, but not limited to, injunctive relief, wages, back pay, front pay, compensatory damages, or punitive damages. Mr. Corcoran further agrees that he will not file or permit to be filed on his behalf any such Claims. The Release shall not apply to the obligations set forth in this Agreement, pursuant to qualified plans maintained by or contributed to by the Companies, or pursuant to the continuation coverage provisions of the Consolidated Omnibus Reconciliation Act of 1985, as amended (“COBRA”). If and to the extent a court of competent jurisdiction shall determine any part or portion of the Release to be invalid or unenforceable, the same shall not affect the remainder of the Release which shall be given full effect without regard to the invalid part or portion of the Release. Mr. Corcoran shall have a period of 21 days following the date hereof to consider whether to execute the Release, but Mr. Corcoran may execute and return it sooner. If Mr. Corcoran accepts the terms hereof and executes this Agreement prior to the expiration of such 21-day period, he may thereafter, for a period of 7 days following (and not including) the date of execution, revoke the Release by a signed writing delivered to the Chief Executive Officer of the Company at the Company’s headquarters. If no such revocation occurs, the Release shall become irrevocable in its entirety, and binding and enforceable against Mr. Corcoran, on the next day following the day on which the foregoing seven-day period has elapsed. If Mr. Corcoran revokes the Release, this Agreement shall be null and void. Mr. Corcoran acknowledges that the Release relates only to claims which exist as of the date of this Agreement.

6. Mr. Corcoran represents that with respect to any act or omission occurring, or state of facts existing, on or prior to the date of execution of this Agreement, he has not filed any complaints, charges or lawsuits against any Releasee with any government agency or any court. Mr. Corcoran acknowledges that the Separation Benefits and Retention Bonus he is receiving in connection with the forgoing Release and his obligations under this Agreement are in addition to anything of value to which Mr. Corcoran is entitled from the Companies.

7. Nothing in this Agreement will adversely affect Mr. Corcoran’s rights to benefits accrued and vested under the Company’s 401(k) Plan as of the Separation Date.

8. The Company will reimburse Mr. Corcoran for any reasonable and necessary expenses incurred by him in connection with his employment with the Companies through the Separation Date in accordance with the policies of the Companies.

9. The Companies will reimburse Mr. Corcoran for any earned and unused vacation leave as soon as practicable following the Separation Date.

10. Mr. Corcoran agrees that he shall, in good faith, cooperate with the Companies in connection with the operation of its business during the Severance Payment Period, including, but not limited to, answering questions and providing consultation.

11. Nothing in this Agreement shall be construed as an admission by any Releasee of any liability on its part under any federal, state, or local law or regulation or the common law. Mr. Corcoran acknowledges that no representation or fact or opinion has been made by any Releasee, or anyone acting on any Releasee’s behalf, to induce him to execute this Agreement. Mr. Corcoran also acknowledges that he has had the opportunity to consult with an attorney prior to signing this Agreement, and that he has read and understood all of the provisions of this Agreement.

12. Mr. Corcoran shall keep the terms of this Agreement confidential and shall not directly or indirectly disseminate any information (in any form) regarding this Agreement to any person or entity except his spouse, attorney or financial advisor or as may be agreed to in writing by the Companies. The Company shall keep the terms of this Agreement confidential and shall not directly or indirectly disseminate any information (in any form) regarding this Agreement to any person or entity except as may be agreed to in writing by Mr. Corcoran or as reasonably required in connection with the operation of the Companies’ business. Notwithstanding the foregoing, nothing stated by Mr. Corcoran or the Companies under compulsion of law (including subpoena) shall be deemed a violation of this Section 9; provided that in the event Mr. Corcoran receives any subpoena or other request for testimony in a matter involving any of the Companies or any of the other Releasees, Mr. Corcoran shall immediately notify the Companies so that the Companies may take such action as it deems to be necessary or appropriate in relation to such subpoena or request.

13. Mr. Corcoran acknowledges and agrees that, notwithstanding any other provision of this Agreement, in the event Mr. Corcoran materially breaches any of his obligations under this Agreement or the Noncompetition Agreement or in the event that Mr. Corcoran resigns prior to the Separation Date, Mr. Corcoran will forfeit his right to receive all payments provided for under Sections 1 and 2 of this Agreement that have not been paid to him as of the date of such forfeiture and, if those payments were made as of the time of breach, Mr. Corcoran agrees that he will reimburse the Companies, immediately, for the amount of such payments.

14. Each provision hereof is severable from this Agreement, and if one or more provisions hereof are declared invalid, the remaining provisions shall nevertheless remain in full force and effect. If any provision of this Agreement is so broad, in scope or duration or otherwise, as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

15. The failure to enforce at any time any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect the validity of this Agreement, or any part hereof, or the right of either party thereafter to enforce each and every such provision in accordance with the terms of this Agreement.

16. This Agreement shall be binding upon any and all successors and assigns of Mr. Corcoran and the Companies. Mr. Corcoran may not assign this Agreement.

17. Except for issues or matters as to which federal law is applicable, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof.

18. This Agreement constitutes the entire agreement between the parties hereto, and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto, with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

/s/ Kevin J. Corcoran
Kevin Corcoran

Pregis Holding I Corporation

By:	/s/ James D. Morris
Name: James D. Morris
Title: Chief Executive Officer

Pregis Holding II Corporation

By:	/s/ James D. Morris
Name: James D. Morris
Title: Chief Executive Officer

Pregis Corporation

By:	/s/ James D. Morris
Name: James D. Morris
Title: Chief Executive Officer

Pregis Innovative Packaging Inc.

By:	/s/ James D. Morris
Name: James D. Morris
Title: Chief Executive Officer

Pregis Management Corporation

By:	/s/ James D. Morris
Name: James D. Morris
Title: Chief Executive Officer

Hexacomb Corporation

By:	/s/ James D. Morris
Name: James D. Morris
Title: Chief Executive Officer

Exhibit A

WAIVER AND RELEASE OF CLAIMS

1. In consideration of the payments and benefits to be made under the Separation Agreement and Release, dated as of November 30, 2005 (the “Separation Agreement”), to which Kevin J. Corcoran (“Mr. Corcoran”) and Pregis Holding I Corporation, a Delaware corporation (“Holdings I”), its wholly owned subsidiaries, Pregis Holding II Corporation, a Delaware corporation (“Holdings II”), Pregis Corporation, a Delaware Corporation (the “Company”), Pregis Innovative Packaging Inc. (f/k/a Pactiv Protective Packaging Inc.), a Delaware corporation (“Pregis Packaging”), Pregis Management Corporation, a Delaware corporation (“Pregis Management”), and Hexacomb Corporation, an Illinois corporation (“Hexacomb” and together with Holdings I, Holdings II, the Company, Pregis Packaging, and Pregis Management, the “Companies”) are parties, Mr. Corcoran releases and forever discharges the Companies, its and their stockholders, subsidiaries, directors, officers and employees, and any affiliates, agents, representatives, successors, and assigns of any of the foregoing, and directors and officers of the foregoing (collectively referred to as the “Releasees”), from any and all obligations, liabilities, damages, costs, claims, complaints, charges, or causes of action in law or equity that Mr. Corcoran or his heirs, administrators, successors, or assigns may now have or may ever have against any Releasee, whether accrued, absolute, contingent, unliquidated or otherwise, and whether known or unknown on the date hereof, which have or may have arisen out of any act or omission occurring, or state of facts existing, on or prior to the date of execution of this Agreement (collectively “Claims”), including but not limited to (a) Claims in any way related to Mr. Corcoran’s employment with the Companies or the termination of that employment and (b) Claims based on federal, state, or local law or regulation or the common law, including but not limited to Claims in any way related to Title VII of the Civil Rights Act of 1964, the Illinois Human Rights Act, the Equal Pay Act, the Fair Labor Standards Act, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974, as amended, the Age Discrimination in Employment Act, all applicable state and local labor and employment laws (including all laws concerning discrimination, unlawful and unfair labor and employment practices), breach of contract, wrongful discharge, defamation or intentional infliction of emotional distress (the “Release”).

2. The Release is for any relief, no matter how denominated, including, but not limited to, injunctive relief, wages, back pay, front pay, compensatory damages, or punitive damages. Mr. Corcoran further agrees that he will not file or permit to be filed on his behalf any such Claims. The Release shall not apply to the obligations set forth in this Agreement or the Separation Agreement, pursuant to qualified plans maintained by or contributed to by the Companies, or pursuant to the continuation coverage provisions of the Consolidated Omnibus Reconciliation Act of 1985, as amended (“COBRA”) . If and to the extent a court of competent jurisdiction shall determine any part or portion of the Release to be invalid or unenforceable, the same shall not affect the remainder of the Release which shall be given full effect without regard to the invalid part or portion of the Release. Mr. Corcoran shall have a period of 21 days following the date hereof to consider whether to execute the Release, but Mr. Corcoran may execute and return it sooner. If Mr. Corcoran accepts the terms hereof and executes this

Agreement prior to the expiration of such 21-day period, he may thereafter, for a period of 7 days following (and not including) the date of execution, revoke the Release by a signed writing delivered to the Chief Executive Officer of the Company at the Company’s headquarters. If no such revocation occurs, the Release shall become irrevocable in its entirety, and binding and enforceable against Mr. Corcoran, on the next day following the day on which the foregoing seven-day period has elapsed. If Mr. Corcoran revokes the Release, this Agreement shall be null and void. Mr. Corcoran acknowledges that the Release relates only to claims which exist as of the date of this Agreement.

3. Mr. Corcoran represents that with respect to any act or omission occurring, or state of facts existing, on or prior to the date of execution of this Agreement, he has not filed any complaints, charges or lawsuits against any Releasee with any government agency or any court. Mr. Corcoran acknowledges that the Separation Benefits (as such term is defined in the Separation Agreement) he is receiving in connection with the forgoing Release and his obligations under this Agreement are in addition to anything of value to which Mr. Corcoran is entitled from the Companies.

4. Mr. Corcoran acknowledges and agrees that, notwithstanding any other provision of this Agreement, in the event Mr. Corcoran materially breaches any of his obligations under this Agreement, Mr. Corcoran will forfeit his right to receive all payments provided for under Sections 1 and 2 of the Separation Agreement that have not been paid to him as of the date of such forfeiture and, if those payments were made as of the time of breach, Mr. Corcoran agrees that he will reimburse the Companies, immediately, for the amount of such payments.

5. Each provision hereof is severable from this Agreement, and if one or more provisions hereof are declared invalid, the remaining provisions shall nevertheless remain in full force and effect. If any provision of this Agreement is so broad, in scope or duration or otherwise, as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

6. The failure to enforce at any time any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect the validity of this Agreement, or any part hereof, or the right of either party thereafter to enforce each and every such provision in accordance with the terms of this Agreement.

7. The parties acknowledge and agree that this Agreement constitutes the complete agreement among them in respect of the subject matter thereof and that no oral modification of this Agreement is permissible.

8. This Agreement shall be binding upon any and all successors and assigns of Mr. Corcoran and the Companies. Mr. Corcoran may not assign this Agreement.

9. Except for issues or matters as to which federal law is applicable, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the [    ] day of [                    ], [            ].

Kevin Corcoran

Pregis Holding I Corporation

By:	/s/ James D. Morris
Name: James D. Morris
Title:

Pregis Holding II Corporation

By:
Name:
Title:

Pregis Corporation

By:
Name:
Title:

Pregis Innovative Packaging Inc.

By:
Name:
Title:

Pregis Management Corporation

By:
Name:
Title:

Hexacomb Corporation

By:
Name:
Title: